SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 27, 2004

                            Century Aluminum Company
             (Exact name of registrant as specified in its charter)

           Delaware                         0-27918               13-3070826
(State or other jurisdiction of    (Commission File Number)     (IRS Employer
        Incorporation)                                       Identification No.)

         2511 Garden Road
         Building A, Suite 200
         Monterey, California                                        93940
(Address of principal executive offices)                           (Zip Code)

                                 (831) 642-9300
              (Registrant's telephone number, including area code)

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Item 2. Acquisition or Disposition of Assets

            On April 27, 2004, Century Aluminum Company ("Century" or the "Company") completed the acquisition of Nordural hf ("Nordural") from Columbia Ventures Corporation ("CVC"), a privately-owned investment company headquartered in Vancouver, Washington. Nordural is an Icelandic company that owns a 90,000-metric-ton-per-year (mtpy) primary aluminum plant located in Grundartangi, Iceland (the "Nordural Facility"). Built in 1998, the Nordural facility has been and, following the acquisition, will continue to be used for the production of primary aluminum. An expansion is planned that will double the production capacity of the Nordural Facility to 180,000 mtpy by 2006.

            The acquisition was effected pursuant the terms of an Amended and Restated Stock Purchase Agreement, dated as of March 28, 2004, by and among Century, CVC and Nordural (the "Stock Purchase Agreement"). Under the terms of the Stock Purchase Agreement, Century acquired all of the outstanding equity shares of Nordural for a cash purchase price of $175 million (including a $25 million payment that was contingent on the satisfaction of conditions related to the planned expansion), plus cash at December 31, 2003 and related adjustments totaling $13.2 million, subject to further purchase price adjustments. In addition, Nordural has long-term project debt of approximately $190 million.

            The purchase price and other terms of the Nordural acquisition were determined based on negotiations between the Company and CVC. Century financed the cash purchase price and related payments with proceeds from an underwritten public offering of 9,000,000 shares of its common stock, which closed on April 14, 2004.

            The foregoing summary is qualified in its entirety by reference to the terms of the Stock Purchase Agreement, which is listed as Exhibit 2.1 to this Form 8-K and incorporated herein by this reference.

Item 7. Financial Statements and Exhibits.

      (a)   Financial Statements.

            Pursuant to Item 7(a)(4) of Form 8-K, the registrant will file the required financial statements by amendment within sixty days of the date of this filing.

      (b)   Pro Forma Financial Information.

            Pursuant to Item 7(a)(4) of Form 8-K, the registrant will file the required pro forma financial information by amendment within sixty days of the date of this filing.

      (c)   Exhibits.

            The following exhibits are filed with this report on Form 8-K:


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                                  Exhibit Index

Exhibit Number          Description
--------------          -----------

     2.1 Amended and Restated Stock Purchase Agreement, dated as of March 28, 2004, by and among Century, CVC and Nordural *

*Incorporated by reference to Exhibit 2.1 of the Company's Current Report on Form 8-K filed on March 29, 2004. Schedules and exhibits have been omitted and will be furnished to the Securities and Exchange Commission upon request.

Forward-Looking Statements

      This Form 8-K may contain certain "forward-looking statements." Century has based these forward-looking statements on current expectations and projections about future events. Many of these statements may be identified by the use of forward-looking words such as "expects," "anticipates," "plans," "believes," "projects," "estimates," "should," "will," and "potential" and variations of such words. Although the Company believes the expectations reflected in its forward-looking statements are reasonable, the Company cannot guarantee future events or its future performance or results of operations. All forward-looking statements in this filing are based on information available to the Company on the date of this filing; however, the Company is not obligated to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. These forward-looking statements are subject to risks, uncertainties and assumptions and readers are cautioned that actual results could differ materially and, therefore, they should not place undue reliance on any forward-looking statements.


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

                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                  CENTURY ALUMINUM COMPANY

Date:       May 11, 2004                By:          /s/ Gerald J. Kitchen
                                           -------------------------------------

                                             Name:    Gerald J. Kitchen
                                             Title:   Executive Vice President,
                                                      Chief Administrative
                                                      Officer, General Counsel
                                                      and Secretary


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

                                  EXHIBIT INDEX

Exhibit Number          Description
--------------          -----------

     2.1 Amended and Restated Stock Purchase Agreement, dated as of March 28, 2004, by and among Century, CVC and Nordural *

*Incorporated by reference to Exhibit 2.1 of the Company's Current Report on Form 8-K filed on March 29, 2004. Schedules and exhibits have been omitted and will be furnished to the Securities and Exchange Commission upon request.


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